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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)        August 8, 1995
                                                      --------------------------


                          WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



                       Ohio                  1-8116              31-0785108
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       (State or other jurisdiction of     (Commission File     (IRS Employer
                   incorporation)           Number)          Identification No.)



    4288 West Dublin-Granville Road, Dublin, Ohio             43017
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code    (614) 764-3100
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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                 Item 1.        Changes in Control of Registrant.
                 ------         -------------------------------

                                Not applicable.

                 Item 2.        Acquisition or Disposition of Assets.
                 -------        -------------------------------------

                                Not applicable.

                 Item 3.        Bankruptcy or Receivership.
                 -------        ---------------------------

                                Not applicable.

                 Item 4.        Changes in Registrant's Certifying Accounts.
                 -------        ----------------------------------

                                Not applicable.

                 Item 5.        Other Events.
                 -------        ------------

                                On August 8, 1995, the registrant
                                entered into an agreement in
                                principle with 632687 Alberta
                                Limited and Ronald V. Joyce to
                                acquire 632687 Alberta Limited for
                                16.2 million shares of a Canadian
                                subsidiary of the registrant
                                exchangeable for 16.2 million common
                                shares of the registrant.  Copies of
                                the press release announcing the
                                transaction, a corrective press release
                                and a Fact Sheet setting forth certain
                                additional information with regard to
                                the transaction are attached hereto as
                                Exhibits 99(a), 99(b) and 99(c),
                                respectively, and incorporated herein
                                by reference.

                 Item 6.        Resignations of Registrant's  Directors.
                 -------        ----------------------------------------

                                Not applicable.


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                 Item 7.        Financial Statements and Exhibits.
                 -------        ----------------------------------

                               (a)  Financial statements of businesses acquired.

                                    Not applicable.

                               (b)  Pro forma financial information.

                                    Not applicable.

                               (c)  Exhibits.

                                        99(a)   Press release dated August 8,
                                                1995, announcing that the
                                                registrant has reached an
                                                agreement in principle to
                                                merge with Tim Hortons, a
                                                privately-owned Canadian
                                                restaurant chain.

                                        99(b)   Press release dated August 8,
                                                1995 correcting the 1995 first
                                                half revenues and fully diluted
                                                earnings per share numbers
                                                reported in the press release
                                                issued earlier that day.

                                        99(c)   Tim Hortons Fact Sheet setting
                                                forth certain additional
                                                information with respect to
                                                the Tim Hortons transaction.

                Item 8.         Change in Fiscal Year.
                -------         ----------------------

                                Not applicable.





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                                  SIGNATURE
                                  ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WENDY'S INTERNATIONAL, INC.



                                      By:   /s/ Gordon F. Teter
                                          -----------------------------
                                            Gordon F. Teter
                                            President, Chief Executive Officer
                                                  & Chief Operating Officer

Date:     August 8, 1995
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